UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2014

Norcraft Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-191607	37-1738347
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

3020 Denmark Avenue, Suite 100
Eagan, MN 55121
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code (800) 297-0661

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.
Norcraft Companies, Inc. (the “Company”) is furnishing the Investor Presentation, dated May 19, 2014, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Investor Presentation”), which the Company may use from time to time in presentations to potential investors and other stakeholders. The Investor Presentation will also be available in the “Investors—Presentations” section of the Company’s website at www.norcraftcompanies.com.

Item 9.01. Financial Statements and Exhibits. (d) Exhibits
* * *

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2014                    By:    ___/s/ Leigh Ginter__
Leigh Ginter
Chief Financial Officer